Exhibit 4.5

NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK AND WARRANTS, OR ANY OTHER SECURITIES, ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK, ANY WARRANTS, OR ANY OTHER SECURITIES, ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES AND WARRANTS, OR OTHER SECURITIES, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES AND WARRANTS, OR OTHER SECURITIES, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

                    VOID AFTER 5:00 P.M. ON JANUARY 19, 2004

                                 CREST VIEW INC.
                               WARRANT CERTIFICATE

              __________ Redeemable Common Stock Purchase Warrants


                                                               Henderson, Nevada
Warrant Certificate No. OIA-____                          As of January 20, 2000

     THIS IS TO CERTIFY THAT, for value received, ___________________________ ("Warrantholder") is the registered owner of the number of redeemable common stock purchase warrants (each, a "Warrant") of Crest View Inc., a Nevada corporation (the "Company"), set forth above, each Warrant entitling the owner thereof to purchase from the Company, at a purchase price of $6.00 per Warrant (the "Purchase Price"), at any time on or after January 20, 2000 (the "Warrant Commencement Date") and terminating at 5:00 p.m., New York City time, on January 19, 2004 (the "Expiration Time"), (a) one duly authorized, validly issued, fully paid and non-assessable share (each, a "Warrant Share") of the common stock, par value $.001 per share ("Common Stock"), of the Company and (b) one redeemable common stock purchase warrant (each, an "Underlying Warrant"), each Underlying Warrant entitling its holder to purchase from the Company, at a purchase price of $9.00 per Warrant (the "Underlying Warrant Exercise Price"), at any time on or after the Commencement Date and terminating at 5:00 p.m., New York City time, on January 19, 2005, one share (each, an "Underlying Warrant Share") of Common Stock, all subject to the terms and conditions contained herein. The number of Warrants evidenced by this Warrant Certificate (and the number and kind of securities which may be purchased upon exercise hereof) set forth above, and the Purchase Price per share set forth above, are as of the date hereof. As provided herein, the Purchase Price and the number of shares of Common Stock and Underlying Warrants or other securities which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate and the number of shares of Common Stock or other securities which may be purchased upon the exercise of the Underlying Warrants are, upon the happening of certain events, subject to modification and adjustment. As also provided herein, the Warrants and Underlying Warrants are, upon the happening of certain events, subject to redemption. The form of warrant certificate to the Underlying Warrants is attached as Exhibit A to this Warrant Certificate.

     This Warrant Certificate, together with any warrant certificate(s) issued in replacement or substitution hereof (as provided for herein) evidencing all or part of the Warrants evidenced hereby, are sometimes collectively referred to herein as the "Warrant Certificates."

     The rights of the registered holder of this Warrant Certificate shall be subject to the following further terms and conditions:

1. Exercise of Warrants.

     (a) The Warrants may be exercised, in whole or in part, at any time and from time to time, during the period commencing on the Commencement Date and terminating at the Expiration Time by surrendering this Warrant Certificate, with the purchase form provided for herein duly executed by the Warrantholder or by the Warrantholder's duly authorized attorney-in-fact, at the principal office of the Company, presently located at 1700 West Horizon Ridge Parkway, Henderson, Nevada 89012, or at such other office or agency in the United States as the Company may designate by notice in writing to the Warrantholder (in either event, the "Company Offices"), accompanied by payment in full, either in the form of cash, bank cashier's check or certified check payable to the order of the Company, of the Purchase Price payable in respect of the Warrants being exercised. If fewer than all of the Warrants are exercised, the Company shall, upon each exercise prior to the Expiration Time, execute and deliver to the Warrantholder a new Warrant Certificate (dated as of the date hereof) evidencing the balance of the Warrants that remain exercisable.

     (b) On the day immediately following the date of a valid exercise of any Warrants, the Warrantholder exercising same shall be deemed to have become the holder of record for all purposes of the Warrant Shares to which such valid exercise relates.

     (c) As soon as practicable, but not in excess of ten days, after the exercise of all or part of the Warrants evidenced by this Warrant Certificate, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Warrantholder, or such other party identified in the purchase form, certificates evidencing the number of duly authorized, validly issued, fully paid and non-assessable Warrant Shares and Underlying Warrants to which the Warrantholder, or such other party identified in the purchase form, shall be entitled upon such exercise.

     (d) No certificates for fractional Warrant Shares and/or Underlying Warrants shall be issued upon the exercise of any of the Warrants but, in lieu thereof, the Company shall, upon exercise of all the Warrants, round up any fractional Warrant Shares and/or Underlying Warrants to the nearest whole share of Common Stock and/or whole Underlying Warrant.

2. Issuance of Common Stock and Warrants; Reservation of Warrant Shares and Underlying Warrant Shares. The Company covenants and agrees that:

     (a) all Warrant Shares which may be issued upon the exercise of all or part of the Warrants and all Underlying Warrant Shares which may be issued upon the exercise of all or part of the Underlying Warrants will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof;

     (b) at all times prior to the Expiration Time, the Company shall keep reserved for issuance a sufficient number of authorized shares of Common Stock to permit the exercise in full of (i) the Warrants evidenced by this Warrant Certificate and (ii) the Underlying Warrants issuable upon exercise of the Warrants evidenced by this Warrant Certificate; and

     (c) if any shares of Common Stock to be reserved for the purpose of the issuance of Warrant Shares upon the exercise of Warrants and Underlying Warrant Shares upon the exercise of the Underlying Warrants require registration with, or approval of, any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will promptly use its best efforts to effect such registration or obtain such approval, as the case may be.

3. Adjustments of Purchase Price, Number and Character of Warrant Shares, Number of Warrants and Number of Underlying Warrants. The Purchase Price, the number and kind of securities, but not the number of Underlying Warrants, purchasable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the happening of the events enumerated in this Section 3.

     (a) Stock Dividends, Subdivisions and Combinations. In case the Company shall at any time on or after the Commencement Date and on or before the Expiration Time:

          (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock or such other stock to holders of all its outstanding shares of Common Stock;

          (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares;

          (iii) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock; or

          (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation);

then the number and kind of Warrant Shares, but not the number and kind of Underlying Warrants, purchasable upon exercise of each Warrant outstanding immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which the Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised in full immediately prior to the earlier of the happening of such event or any record date in respect thereto. In the event of any adjustment of the number of Warrant Shares purchasable upon the exercise of each then outstanding Warrant pursuant to this Paragraph 3(a), the Purchase Price shall be adjusted to be the amount resulting from dividing the number of shares of Common Stock (including fractional shares of Common Stock) covered by such Warrant immediately after such adjustment into the total amount payable upon exercise of such Warrant in full immediately prior to such adjustment. An adjustment made pursuant to this Paragraph 3(a) shall become effective immediately after the effective date of such event retroactive to the record date for any such event. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) Extraordinary Dividends. In case the Company shall at any time on or after the Commencement Date and on or before the Expiration Time fix a record date for the issuance of rights, options, or warrants to all holders of its outstanding shares of Common Stock, entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) at a price per share of Common Stock (or having an exchange or conversion price per share of Common Stock, with respect to a security exchangeable for or convertible into shares of Common Stock) which is lower than the current Market Price per share of Common Stock (as defined in Paragraph 3(d) below) on such record date, then the Purchase Price shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which (i) the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial exchange or conversion price of the exchangeable or convertible securities so to be offered) would purchase at such current Market Price and (ii) the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the exchangeable or convertible securities so to be offered are initially exchangeable or convertible). Such adjustment shall become effective at the close of business on such record date; however, to the extent that shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) are not delivered after the expiration of such rights, options, or warrants, the Purchase Price shall be readjusted (but only with respect to Warrants exercised after such expiration) to the Purchase Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company and shall be described in a statement mailed to the Warrantholder. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.

     (c) Extraordinary Distributions. In case the Company shall, at any time on or after the Commencement Date and on or before the Expiration Time, distribute to all holders of its shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) evidences of its indebtedness or assets (excluding cash dividends and distributions payable out of consolidated net income or earned surplus in accordance with Delaware law and dividends or distributions payable in shares of stock described in Paragraph 3(a) above) or rights, options, or warrants or exchangeable or convertible securities containing the right to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock), then the Purchase Price shall be adjusted by multiplying the Purchase Price in effect immediately prior to the record date for such distribution by a fraction, of which (i) the numerator shall be the current Market Price per share of Common Stock (as defined in Paragraph 3(d)) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive, and described in a notice to the Warrantholders) of the portion of the evidences of indebtedness or assets so to be distributed or of such rights, options or warrants applicable to one share of Common Stock and
(ii) the denominator shall be such current Market Price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for such transaction.

     (d) Current Market Price Defined. For the purpose of any computation under Paragraphs 3(b) and/or 3(c), the current Market Price per share of Common Stock at any date shall be deemed to be the average daily Closing Price of the shares of Common Stock for twenty consecutive trading days ending within fifteen days before the date in question. The term "Closing Price" of the shares of Common Stock for a day or days shall mean (i) if the shares of Common Stock are listed or admitted for trading on a national securities exchange, the last reported sales price regular way, or, in case no such reported sale takes place on such day or days, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the shares of the Common Stock are listed or admitted for trading, or (ii) if the shares of Common Stock are not listed or admitted for trading on a national securities exchange, (A) the last transaction price for the Common Stock on The Nasdaq Stock Market ("Nasdaq") or, in the case no such reported transaction takes place on such day or days, the average of the reported closing bid and asked prices thereof quoted on Nasdaq, or (B) if the shares of Common Stock are not quoted on Nasdaq, the average of the closing bid and asked prices of the Common Stock as quoted on the Over-The-Counter Bulletin Board maintained by the National Association of Securities Dealers, Inc. (the "Bulletin Board"), or (C) if the shares of Common Stock are not quoted on Nasdaq nor on the Bulletin
Board, the average of the closing bid and asked prices of the common stock in the over-the- counter market, as reported by The Pink Sheets, LLC, or an equivalent generally accepted reporting service, or (iii) if on any such day or days the shares of Common Stock are not listed on a national securities exchange nor quoted on Nasdaq, on the Bulletin Board or by The Pink Sheets, LLC, the fair market value of the shares of Common Stock on such day or days, as determined in good faith by the Board of Directors of the Company, shall be used.

     (e) Capital Reorganizations and Other Reclassifications. In case of any capital reorganization of the Company, or of any reclassification of the shares of Common Stock (other than a reclassification, subdivision or combination of shares of Common Stock referred to in Paragraph

3(a)), or in case of the consolidation of the Company with, or the merger of the Company with, or merger of the Company into, any other corporation (other than a reclassification of the shares of Common Stock referred to in Paragraph 3(a) or a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or entity occurring on or after the Commencement Date and on or before the Expiration Time, each Warrant shall, after such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale, be exercisable, upon the terms and conditions specified in this Warrant Certificate, for the kind, amount and number of shares or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled to receive upon such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale, along with an Underlying Warrant as otherwise provided herein; and in any such case, if necessary, the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly equivalent as possible, to any shares or other securities, assets, or cash thereafter deliverable on the exercise of the Warrants. The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets or other appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Warrantholder such shares, securities, assets, or cash as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations hereunder. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the shares of Common Stock for purposes of this Paragraph 3(e).

     (f) Minimum Adjustment. Except as hereinafter provided, no adjustment of the Purchase Price hereunder shall be made if such adjustment results in a change of the Purchase Price then in effect of less than five cents ($.05) per share. Any adjustment of less than five cents ($.05) per share of any Purchase Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with adjustment or adjustments so carried forward, amounts to five cents ($.05) per share or more. However, upon exercise of this Warrant Certificate, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Purchase Price up to and including the effective date upon which this Warrant Certificate is exercised.

     (g) Notice of Adjustments. Whenever the Purchase Price shall be adjusted pursuant to this Section 3, the Company shall promptly deliver a certificate signed by the President or a Vice President and by the Chief Financial Officer, Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), by first class mail postage prepaid to each Warrantholder.

     (h) Adjustments to Other Securities. Except with respect to the Underlying Warrants and Underlying Warrant Shares, in the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Warrantholder shall become entitled to purchase any shares or securities of the Company other than the shares of Common Stock, thereafter the number of such other shares or securities so purchasable upon exercise of each Warrant and the purchase price for such shares or securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as possible to the provisions with respect to the shares of Common Stock contained in Paragraphs 3(a), 3(b), 3(c), and 3(e).

     (i) Deferral of Issuance of Additional Shares in Certain Circumstances. In any case in which this Section 3 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of a Warrant exercised after such record date the shares of Common Stock, if any, issuable upon such exercise over and above the Warrant Shares, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver as soon as practicable to such holder a due bill or other appropriate instrument provided by the Company evidencing such holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

     (j) Company Right to Reduce the Purchase Price. Notwithstanding anything contained in this Warrant Certificate to the contrary, the Company has the right, exercisable in the Company's sole discretion, at any time prior to the Expiration Time, and from time to time, on not less than 30 days' prior written notice (each, a "Reduced Purchase Price Notice"), to reduce the Purchase Price as then in effect; provided that the period in which such reduced Purchase Price shall be in effect shall be for no less than fifteen nor more than 90 days and such period shall be clearly identified in the Reduced Purchase Price Notice.

4. Definition of Common Stock. The Common Stock issuable upon exercise of the Warrants shall be the Common Stock as constituted on January 20, 2000, except as otherwise provided in Section 3.

5. Replacement of Warrant Certificates. If this Warrant Certificate shall be lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may in its discretion reasonably impose, issue a new certificate of like tenor or date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder. Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

6. Registration. This Warrant Certificate, as well as all other warrant certificates representing Warrants shall be numbered and shall be registered in a register (the "Warrant Register") maintained at the Company Offices as they are issued. The Warrant Register shall list the name, address and Social Security or other Federal Identification Number, if any, of all Warrantholders. The Company shall be entitled to treat the Warrantholder as set forth in the Warrant Register as the owner in fact of the Warrants as set forth therein for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person, and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

7. Transfer. NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK AND UNDERLYING WARRANTS OR ANY OTHER SECURITIES
ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK AND UNDERLYING WARRANTS OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES AND UNDERLYING WARRANTS OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES AND UNDERLYING WARRANTS OR OTHER
SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

8. Exchange of Warrant Certificates. This Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder thereof to purchase a like aggregate number of Warrant Shares as this Warrant Certificate entitles such Warrantholder to purchase. A Warrantholder desiring to so exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender this Warrant Certificate therewith. Thereupon, the Company shall execute and deliver to the person entitled thereto a new certificate or certificates, as the case may be, as so requested.

9. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered in person, against written receipt therefor, or two days after being sent, by registered or certified mail, postage prepaid, return receipt requested, and, if to the Warrantholder, at such address as is shown on the Warrant Register or as may otherwise may have been furnished to the Company in writing in accordance with this Section 9 by the Warrantholder and, if to the Company, at the Company Offices or such other address as the Company shall give notice thereof to the Warrantholder in accordance with this
Section 9.

10. Registration Rights.

     (a) Defined Terms. As used in this Section 10, terms defined elsewhere herein shall have their assigned meanings and each of the following terms shall have the following meanings (such definitions to be applicable to both the plural and singular of the terms defined):

          (i) Registerable Securities. The term "Registerable Securities" shall mean any of the Warrant Shares or other securities issuable upon exercise of any of the Warrants. For the purposes of this Section 10, securities will cease to be Registerable Securities when (A) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering such Registerable Securities has been declared effective and (1) such Registerable Securities have been disposed of pursuant to such effective registration statement or (2) such registration statement has remained effective for 270 consecutive days, (B) such Registerable Securities are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the
     Securities Act, including, without limitation, Rules 144 and 144A promulgated under the Securities Act or (C) such Registerable Securities have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer.

          (ii) Rightsholders. The term "Rightsholders" shall include the Warrantholder, all successors and assigns of the Warrantholders and all transferees of Registerable Securities where such transfer affirmatively includes the transfer and assignment of the rights of the transferor-Warrantholder under this Agreement with respect to the transferred Registerable Securities and such transferee agrees in writing to assume all of the transferor-Warrantholder's agreements, obligations and liabilities under this Article 10 with respect to the transferred Registerable Securities.

          (iii) Interpretations of Terms. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Section 10 shall refer to this Section 10 as a whole and not to any particular provision of this Section 10, and subsection, paragraph, clause, schedule and exhibit references are to this Section 10 unless otherwise specified.

     (b) Piggy-Back Registration.

          (i) If, at any time on or after the six months after the effective date of a registration statement under the Securities Act with respect to any shares of Common Stock and on or prior to two years from the Expiration Time, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company or any other party of any class of equity security similar to any Registerable Securities (other than a registration statement on Form S-4 or S-8 or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing stockholders or employees of the Company), then the Company, on each such occasion, shall give written notice (each, a "Company Piggy-Back Notice") of such proposed filing to all of the Rightsholders owning Registerable Securities at least fifteen days before the anticipated filing date of such registration statement, and such Company Piggy-Back Notice also shall be required to offer to such Rightsholders the opportunity to register such aggregate number of Registerable Securities as each such Rightsholder may request. Each such Rightsholder shall have the right, exercisable for the five days immediately following the giving of a Company Piggy- Back Notice, to request, by written notice (each, a "Holder Notice") to the Company, the inclusion of all or any portion of the Registerable Securities of such Rightsholders in such registration statement. The Company shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the inclusion of the Registerable Securities which were the subject of all Holder Notices in such underwritten offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding anything to the contrary contained in this Subparagraph 10(b)(i), if the managing underwriter(s) of such underwritten offering or any proposed underwritten offering delivers a written opinion to the Rightsholders of Registerable Securities which were the subject of all Holder Notices that the total amount and kind of securities which they, the Company and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of such Rightsholders and persons other than the Company shall be eliminated or reduced pro rata (based on the amount of securities owned by such Rightsholders and other persons which carry registration rights) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter(s) in the managing underwriter's written opinion.

          (ii) Number of Piggy-Back Registrations; Expenses. The obligations of the Company under this Paragraph 10(b) shall be unlimited with respect to each Rightsholder. Subject to the provisions of Paragraph 10(d) hereof, the Company will pay all Registration Expenses in connection with any registration of Registerable Securities effected pursuant to this Paragraph 10(b), but the Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection therewith.

          (iii) Withdrawal or Suspension of Registration Statement. Notwithstanding anything contained to the contrary in this Paragraph 10(b), the Company shall have the absolute right, whether before or after the giving of a Company Piggy-Back Notice or Holder Notice, to determine not to file a registration statement to which the Rightsholders shall have the right to include their Registerable Securities therein pursuant to this Paragraph 10(b), to withdraw such registration statement or to delay or suspend pursuing the effectiveness of such registration statement. In the event of such a determination after the giving of a Company Piggy-Back Notice, the Company shall give notice of such determination to all Rightsholders and, thereupon, (A) in the case of a determination not to register or to withdraw such registration statement, the Company shall be relieved of its obligation under this Paragraph 10(b) to register any of the Registerable Securities in connection with such registration and (B) in the case of a determination to delay the registration, the Company shall be permitted to delay or suspend the registration of Registerable Securities pursuant to this Paragraph 10(b) for the same period as the delay in the registration of such other securities. No registration effected under this Paragraph 10(b) shall relieve the Company of its obligation to effect any registration upon demand otherwise granted to a Rightsholder under any other agreement with the Company.

     (c) Registration Procedures.

          (i) Obligations of the Company. The Company will, in connection with any registration pursuant to Paragraph 10(b) hereof, as expeditiously as possible:

               (A) prepare and file with the Commission a registration statement under the Securities Act on any appropriate form chosen by the Company, in the Company's sole discretion, which shall be available for the sale of all Registerable Securities in accordance with the intended method(s) of distribution thereof set forth in all applicable Holder Notices, and use the Company's commercially reasonable best efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable but in no event more than 100 days after receipt of such notices or requests; provided, that, at least five business days before filing with the Commission of such registration statement, the Company shall furnish to each Rightsholder whose Registerable Securities are included therein draft copies of such registration statement, including all exhibits thereto and documents incorporated by reference therein, and, upon the reasonable request of any such Rightsholder, shall continue to provide drafts of such registration statement until filed, and, after such filing, the Company shall, as diligently as practicable, provide to each such Rightsholders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), all exhibits thereto and documents incorporated by reference therein and such other documents as such Rightsholder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Rightsholder and included in such registration statement; provided, further, the Company shall modify or amend the registration statement as it relates to such Rightsholder as reasonably requested by such Rightsholder on a timely basis, and shall reasonably consider other changes to the registration statement (but not including any exhibit or document incorporated therein by reference) reasonably requested by such Rightsholder on a timely basis, in light of the requirements of the Securities Act and any other applicable laws and regulations; and provided, further, that the obligation of the Company to effect such registration and/or cause such registration statement to become effective, may be postponed for
          (1) such period of time when the financial statements of the Company required to be included in such registration statement are not available (due solely to the fact that such financial statements have not been prepared in the regular course of business of the Company) or
          (2) any other bona fide corporate purpose, but then only for a period not to exceed 90 days;

               (B) prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to nine months; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 promulgated under the Securities Act, during such nine-month period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement during the applicable period in accordance with the intended method(s) of disposition of such Registerable Securities set forth in such registration statement, prospectus or supplement to such prospectus;

               (C) notify the Rightsholders whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, of an underwritten offering of any of the Registerable Securities included in such registration statement, and confirm such advice in writing, (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by subclause (J)(1) of Subparagraph 10(c)(i) hereof cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement or prospectus so that such registration statement, prospectus or document incorporated by reference will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (D) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment and to prevent the entry of such an order;

               (E) use reasonable efforts to register or qualify the Registerable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as any Rightsholder whose Registerable Securities are included in such registration statement reasonably requests in writing and do any and all other acts and things which may be necessary or advisable to enable such Rightsholder to consummate the disposition in such jurisdictions of such Registerable Securities; provided, that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (E), (2) subject itself to taxation in any such jurisdiction or (3) take any action which would subject it to general service of process in any such jurisdiction;

               (F) make  available  for  inspection by each  Rightsholder  whose
          Registerable Securities are included in such registration, any underwriter(s) participating in any disposition pursuant to such registration statement, and any representative, agent or employee of or attorney or accountant retained by any such Rightsholder or underwriter(s) (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility (or establish a due diligence defense), and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided, that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors, unless (1) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (2) the disclosure of such Records is required by any applicable law or regulation or any governmental regulatory body with jurisdiction over such Rightsholder or underwriter; provided, further, that such Rightsholder or underwriter(s) agree that such Rightsholder or underwriter(s) will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

               (G) cooperate with the Rightsholder whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold thereunder, not bearing any restrictive legends, and enable such Registerable Securities to be in such denominations and registered in such names as such Rightsholder or any managing underwriter(s) may reasonably request at least two business days prior to any sale of Registerable Securities;

               (H) comply with all applicable rules and regulations of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months commencing, (1) in an underwritten offering, at the end of any fiscal quarter in which Registerable Securities are sold to underwriter(s), or (2) in a non-underwritten offering, with the first month of the Company's first fiscal quarter beginning after the effective date of such registration statement, which earnings statement in each case shall satisfy the provisions of Section 11(a) of the Securities Act;

               (I) provide a CUSIP number for all Registerable Securities not later than the effective date of the registration statement relating to the first public offering of Registerable Securities of the Company pursuant hereto;

               (J) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions reasonably requested by the Rightsholders holding a majority of the Registerable Securities included in such registration statement or the managing underwriter(s) in order to expedite and facilitate the disposition of such Registerable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (1) make such representations and warranties, if any, to the holders of such Registerable Securities and any underwriter(s) with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriter(s) in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and updates thereof addressed to each such Rightsholder and the underwriter(s), if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Rightsholders and underwriter(s), (3) obtain a "cold comfort" letter and updates thereof from the Company's independent certified public accountants addressed to such Rightsholders and to the underwriter(s), if any, which letters shall be in customary form and cover matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, and
          (4) deliver such documents and certificates as may be reasonably requested by the Rightsholders holding a majority of such Registerable Securities and managing underwriter(s), if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; each such action required by this clause (J) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

               (K) if requested by the holders of a majority of the Registerable Securities included in such registration statement, use its best efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of such Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which securities similar to the Registered Securities are listed.

     (ii) Obligations of Rightsholders. In connection with any registration of Registerable Securities of a Rightsholder pursuant to Paragraph 10(b) hereof:

          (A) The Company may require that each Rightsholder whose Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing; and

          (B) Each Rightsholder, upon receipt of any notice from the Company of the happening of any event of the kind described in subclauses (2), (3),
     (5) and (6) of clause 10(c)(i)(C), shall forthwith discontinue disposition of

     Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder's receipt of the copies of the supplemented or amended prospectus contemplated by subclause
     (1) of clause 10(c)(i)(C), or until such Rightsholder is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and until such Rightsholder has received copies of any additional or supplemental filings which are incorporated by reference in or to be attached to or included with such prospectus, and, if so directed by the Company, such Rightsholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the possession of such Rightsholder, of the current prospectus covering such Registerable Securities at the time of receipt of such notice; the Company shall have the right to demand that such Rightsholder or other holder verify its agreement to the provisions of this clause (B) in any Holder Notice of the Rightsholder or in a separate document executed by the Rightsholder.

     (d) Registration Expenses. All expenses incident to the performance of or compliance with this Agreement by the Company, including, without imitation, all registration and filing fees of the Commission, National Association of Securities Dealers, Inc. and other agencies, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the Registerable Securities on any securities exchange and fees and disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incidental to such performance), Securities Act or other liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of any other person retained by the Company (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the Rightsholders, or the agents who act on their behalf, unless reimbursement is specifically approved by the Company) will be borne by the Company. All such expenses are herein referred to as "Registration Expenses."

     (e) Indemnification: Contribution.

          (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Rightsholder, its officers and directors and each person who controls such Rightsholder (within the meaning of the Securities Act), if any, and any agent thereof against all losses, claims, damages, liabilities and expenses incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation (including reasonable attorney's fees and expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated
     therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such Rightsholder furnished in writing to the Company by such Rightsholder expressly for use therein.

          (ii) Indemnification by Rightsholder. In connection with any registration statement in which a Rightsholder is participating, each such Rightsholder will be required to furnish to the Company in writing such information with respect to such Rightsholder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Rightsholder agrees to the extent it is such a holder of Registerable Securities included in such registration statement, and each other such holder of Registerable Securities included in such Registration Statement will be required to agree, to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) and any agent thereof, against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary, to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such Rightsholder or other holder furnished in writing to the Company expressly for use therein.

          (iii) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Paragraph 10(e) of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (A) hereunder, unless the indemnifying party is actually prejudiced thereby, or (B) otherwise than under this Paragraph 10(e). In case any such action, suit or proceeding shall be brought against any indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and the obligation to pay all expenses relating thereto. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party has agreed to pay such fees and expenses, (B) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses relating thereto or (C) the named parties to any such action or proceeding

     (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the indemnified party, which firm shall be designated in writing by the indemnified party).

          (iv)  Contribution.  If  the  indemnification  provided  for  in  this
     Paragraph 10(e) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages. liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in Subparagraph 10(e)(v), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Subparagraph 10(e)(iv) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in clauses (A) and (B) of the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (v) Limitation. Anything to the contrary contained in this Paragraph 10(e) or in Paragraph 10(f) notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by such holder in connection with any sale of Registerable Securities as contemplated herein.

     (f) Participation in Underwritten Registration. No Rightsholder may participate in any underwritten registration hereunder unless such Rightsholder
(i) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Regulation M under the Exchange Act and
(ii) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement; provided, that all such documents shall be consistent with the provisions of Paragraph 10(d).

11. Redemption. The Warrants are redeemable by the Company, in whole but not in part, on not less than 30 days' prior written notice (the "Redemption Notice"), at a redemption price (the "Redemption Price") of $.001 per Warrant, at any time on or after the Warrant Commencement Date. The Warrantholders will have full rights to exercise all Warrants subject to the Redemption Notice until 5:00 p.m., Henderson, Nevada time (the "Accelerated Expiration Time"), on the business day immediately preceding the date (the "Redemption Date") fixed for redemption in the Redemption Notice. Notwithstanding anything to the contrary contained in this Agreement, (a) the Company shall have the option, without further compensation to the Warrantholder other than the payment of the Redemption Price per Warrant, to cause any or all of those Warrants (each, a "Non-Exercised Warrant") which were not properly exercised on or before the Accelerated Expiration Time to be assigned to one or more third parties (each, a "Standby Purchaser"), effective immediately following the Accelerated Expiration Time, for the consideration equal to $.001 per Non-Exercised Warrant payable to the Company, and (b) each Standby Purchaser shall have the right to exercise the Non- Exercised Warrants so assigned to such Standby Purchaser through the fourteenth day following the Redemption Date.

12. Automatic Modification of the Terms and Provisions of the Warrants in the Event of a Registered Offering of Securities of the Company. Notwithstanding anything contained in this Warrant Certificate to the contrary, in the event (a "Public Offering") that, at any time on or prior to the Expiration Date, the Company shall sell and issue warrants (each, a "Public Warrant") pursuant to an effective registration statement under the Securities Act, whether such Public Warrants are sold separately, as a unit with other securities of the Company, together with other securities of the Company or otherwise, then and immediately upon such sale and issuance, each Warrant evidenced by this Warrant Certificate shall automatically be converted into a Public Warrant, on an one-for-one (1:1) basis, with the terms and provisions of this Warrant Certificate automatically being amended and modified in their entirety to the terms and conditions governing the Public Warrants. In the event of a Public Offering, this Warrant Certificate shall be surrendered to the Company or such agent(s) as may be appointed by the Company and whose identity is given by notice to Warrantholder. Upon surrender of this Warrant Certificate to the Company or to such agent(s) as may be appointed by the Company, the Warrantholder shall be entitled to a new warrant certificate evidencing the Public Warrants as so converted, amended and modified and this Warrant Certificate as so surrendered shall be canceled. Until so surrendered, this Warrant Certificate will be deemed from and after the Public Offering, for all corporate purposes, to represent solely the right to receive Public Warrants equal to the number of Warrants evidenced by this Warrant Certificate upon surrender of this Warrant Certificate. Notwithstanding anything to the contrary in this Section 12, neither the Company nor any other party shall be liable to Warrantholder or any other party for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

13. Miscellaneous. This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This certificate is deemed to have been delivered in the State of Nevada and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant Certificate are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

14. Expiration. Unless as hereinafter provided, the right to exercise the Warrants shall expire at the Expiration Time.

Dated: As of January 20, 2000

                                        Crest View Inc.


                                        By:
                                           -------------------------------------
                                           Johnny R. Thomas, President
ATTEST:


----------------------------------------
       Elliot Lutzker, Secretary

                                    EXHIBIT A

                     FORM OF UNDERLYING WARRANT CERTIFICATE

NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK, OR ANY OTHER SECURITIES, ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK, OR ANY OTHER SECURITIES, ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES, OR OTHER SECURITIES, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES, OR OTHER SECURITIES, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

                    VOID AFTER 5:00 P.M. ON JANUARY 19, 2005

                                 CREST VIEW INC.
                               WARRANT CERTIFICATE

              __________ Redeemable Common Stock Purchase Warrants


                                                               Henderson, Nevada
Warrant Certificate No. OIB-____                             _____________, 200_

     THIS IS TO CERTIFY THAT, for value received, ____________________________ ("Warrantholder") is the registered owner of the number of redeemable common stock purchase warrants (each, a "Warrant") of Crest View Inc., a Nevada corporation (the "Company"), set forth above, each Warrant entitling the owner thereof to purchase from the Company, at a purchase price of $9.00 per Warrant (the "Purchase Price"), at any time on or after January 20, 2000 (the "Warrant Commencement Date") and terminating at 5:00 p.m., New York City time, on January 19, 2005 (the "Expiration Time"), one duly authorized, validly issued, fully paid and non-assessable share (each, a "Warrant Share") of the common stock, par value $.001 per share ("Common Stock"), of the Company, all subject to the terms and conditions contained herein. The number of Warrants evidenced by this Warrant Certificate (and the number and kind of securities which may be purchased upon exercise hereof) set forth above, and the Purchase Price per share set forth above, are as of the date hereof. As provided herein, the Purchase Price and the number of shares of Common Stock, or other securities, which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment. As also provided herein, the Warrants are, upon the happening of certain events, subject to redemption.

     This Warrant Certificate, together with any warrant certificate(s) issued in replacement or substitution hereof (as provided for herein) evidencing all or part of the Warrants evidenced hereby, are sometimes collectively referred to herein as the "Warrant Certificates."

     The rights of the registered holder of this Warrant Certificate shall be subject to the following further terms and conditions:

1. Exercise of Warrants.

     (a) The Warrants may be exercised, in whole or in part, at any time and from time to time, during the period commencing on the Commencement Date and terminating at the Expiration Time by surrendering this Warrant Certificate, with the purchase form provided for herein duly executed by the Warrantholder or by the Warrantholder's duly authorized attorney-in-fact, at the principal office of the Company, presently located at 1700 West Horizon Ridge Parkway, Henderson, Nevada 89012, or at such other office or agency in the United States as the Company may designate by notice in writing to the Warrantholder (in either event, the "Company Offices"), accompanied by payment in full, either in the form of cash, bank cashier's check or certified check payable to the order of the Company, of the Purchase Price payable in respect of the Warrants being exercised. If fewer than all of the Warrants are exercised, the Company shall, upon each exercise prior to the Expiration Time, execute and deliver to the Warrantholder a new Warrant Certificate (dated as of the date hereof) evidencing the balance of the Warrants that remain exercisable.

     (b) On the day immediately following the date of a valid exercise of any Warrants, the Warrantholder exercising same shall be deemed to have become the holder of record for all purposes of the Warrant Shares to which such valid exercise relates.

     (c) As soon as practicable, but not in excess of ten days, after the exercise of all or part of the Warrants evidenced by this Warrant Certificate, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Warrantholder, or such other party identified in the purchase form, certificates evidencing the number of duly authorized, validly issued, fully paid and non-assessable Warrant Shares to which the Warrantholder, or such other party identified in the purchase form, shall be entitled upon such exercise.

     (d) No certificates for fractional Warrant Shares shall be issued upon the exercise of any of the Warrants but, in lieu thereof, the Company shall, upon exercise of all the Warrants, round up any fractional Warrant Shares to the nearest whole share of Common Stock.

2. Issuance of Common Stock and Warrants; Reservation of Warrant Shares. The Company covenants and agrees that:

     (a) all Warrant Shares which may be issued upon the exercise of all or part of the Warrants will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof;

     (b) at all times prior to the Expiration Time, the Company shall keep reserved for issuance a sufficient number of authorized shares of Common Stock to permit the exercise in full of the Warrants evidenced by this Warrant Certificate; and

     (c) if any shares of Common Stock to be reserved for the purpose of the issuance of Warrant Shares upon the exercise of Warrants require registration with, or approval of, any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will promptly use its best efforts to effect such registration or obtain such approval, as the case may be.

3. Adjustments of Purchase Price, Number and Character of Warrant Shares and Number of Warrants. The Purchase Price, the number and kind of securities purchasable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the happening of the events enumerated in this Section 3.

     (a) Stock Dividends, Subdivisions and Combinations. In case the Company shall at any time on or after the Commencement Date and on or before the Expiration Time:

          (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock or such other stock to holders of all its outstanding shares of Common Stock;

          (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares;

          (iii) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock; or

          (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation);

then the number and kind of Warrant Shares purchasable upon exercise of each Warrant outstanding immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which the Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised in full immediately prior to the earlier of the happening of such event or any record date in respect thereto. In the event of any adjustment of the number of Warrant Shares purchasable upon the exercise of each then outstanding Warrant pursuant to this Paragraph 3(a), the Purchase Price shall be adjusted to be the amount resulting from dividing the number of shares of Common Stock (including fractional shares of Common Stock) covered by such Warrant immediately after such adjustment into the total amount payable upon exercise of such Warrant in full immediately prior to such adjustment. An adjustment made pursuant to this Paragraph 3(a) shall become effective immediately after the effective date of such event retroactive to the record date for any such event. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) Extraordinary Dividends. In case the Company shall at any time on or after the Commencement Date and on or before the Expiration Time fix a record date for the issuance of rights, options, or warrants to all holders of its outstanding shares of Common Stock, entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) at a price per share of Common Stock (or having an exchange or conversion price per share of Common Stock, with respect to a security exchangeable for or convertible into shares of Common Stock) which is lower than the current Market Price per share of Common Stock (as defined in Paragraph 3(d) below) on such record date, then the Purchase Price shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which (i) the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial exchange or conversion price of the exchangeable or convertible securities so to be offered) would purchase at such current Market Price and (ii) the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the exchangeable or convertible securities so to be offered are initially exchangeable or convertible). Such adjustment shall become effective at the close of business on such record date; however, to the extent that shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) are not delivered after the expiration of such rights, options, or warrants, the Purchase Price shall be readjusted (but only with respect to Warrants exercised after such expiration) to the Purchase Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company and shall be described in a statement mailed to the Warrantholder. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.

     (c) Extraordinary Distributions. In case the Company shall, at any time on or after the Commencement Date and on or before the Expiration Time, distribute to all holders of its shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) evidences of its indebtedness or assets (excluding cash dividends and distributions payable out of consolidated net income or earned surplus in accordance with Delaware law and dividends or distributions payable in shares of stock described in Paragraph 3(a) above) or rights, options, or warrants or exchangeable or convertible securities containing the right to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock), then the Purchase Price shall be adjusted by multiplying the Purchase Price in effect immediately prior to the record date for such distribution by a fraction, of which (i) the numerator shall be the current Market Price per share of

Common Stock (as defined in Paragraph 3(d)) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive, and described in a notice to the Warrantholders) of the portion of the evidences of indebtedness or assets so to be distributed or of such rights, options or warrants applicable to one share of Common Stock and (ii) the denominator shall be such current Market Price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for such transaction.

     (d) Current Market Price Defined. For the purpose of any computation under Paragraphs 3(b) and/or 3(c), the current Market Price per share of Common Stock at any date shall be deemed to be the average daily Closing Price of the shares of Common Stock for twenty consecutive trading days ending within fifteen days before the date in question. The term "Closing Price" of the shares of Common Stock for a day or days shall mean (i) if the shares of Common Stock are listed or admitted for trading on a national securities exchange, the last reported sales price regular way, or, in case no such reported sale takes place on such day or days, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the shares of the Common Stock are listed or admitted for trading, or (ii) if the shares of Common Stock are not listed or admitted for trading on a national securities exchange, (A) the last transaction price for the Common Stock on The Nasdaq Stock Market ("Nasdaq") or, in the case no such reported transaction takes place on such day or days, the average of the reported closing bid and asked prices thereof quoted on Nasdaq, or (B) if the shares of Common Stock are not quoted on Nasdaq, the average of the closing bid and asked prices of the Common Stock as quoted on the Over-The-Counter Bulletin Board maintained by the National Association of Securities Dealers, Inc. (the "Bulletin Board"), or (C) if the shares of Common Stock are not quoted on Nasdaq nor on the Bulletin
Board, the average of the closing bid and asked prices of the common stock in the over-the- counter market, as reported by The Pink Sheets, LLC, or an equivalent generally accepted reporting service, or (iii) if on any such day or days the shares of Common Stock are not listed on a national securities exchange nor quoted on Nasdaq, on the Bulletin Board or by The Pink Sheets, LLC, the fair market value of the shares of Common Stock on such day or days, as determined in good faith by the Board of Directors of the Company, shall be used.

     (e) Capital Reorganizations and Other Reclassifications. In case of any capital reorganization of the Company, or of any reclassification of the shares of Common Stock (other than a reclassification, subdivision or combination of shares of Common Stock referred to in Paragraph 3(a)), or in case of the consolidation of the Company with, or the merger of the Company with, or merger of the Company into, any other corporation (other than a reclassification of the shares of Common Stock referred to in Paragraph 3(a) or a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or entity occurring on or after the Commencement Date and on or before the Expiration Time, each Warrant shall, after such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale, be exercisable, upon the terms and conditions specified in this Warrant Certificate, for the kind, amount and number of shares or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled to receive upon such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale; and in any such case, if necessary, the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly equivalent as possible, to any shares or other securities, assets, or cash thereafter deliverable on the exercise of the Warrants. The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets or other appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Warrantholder such shares, securities, assets, or cash as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations hereunder. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the shares of Common Stock for purposes of this Paragraph 3(e).

     (f) Minimum Adjustment. Except as hereinafter provided, no adjustment of the Purchase Price hereunder shall be made if such adjustment results in a change of the Purchase Price then in effect of less than five cents ($.05) per share. Any adjustment of less than five cents ($.05) per share of any Purchase Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with adjustment or adjustments so carried forward, amounts to five cents ($.05) per share or more. However, upon exercise of this Warrant Certificate, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Purchase Price up to and including the effective date upon which this Warrant Certificate is exercised.

     (g) Notice of Adjustments. Whenever the Purchase Price shall be adjusted pursuant to this Section 3, the Company shall promptly deliver a certificate signed by the President or a Vice President and by the Chief Financial Officer, Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), by first class mail postage prepaid to each Warrantholder.

     (h) Adjustments to Other Securities. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Warrantholder shall become entitled to purchase any shares or securities of the Company other than the shares of Common Stock, thereafter the number of such other shares or securities so purchasable upon exercise of each Warrant and the purchase price for such shares or securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as possible to the provisions with respect to the shares of Common Stock contained in Paragraphs 3(a), 3(b), 3(c), and 3(e).

     (i) Deferral of Issuance of Additional Shares in Certain Circumstances. In any case in which this Section 3 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of a Warrant exercised after such record date the shares of Common

Stock, if any, issuable upon such exercise over and above the Warrant Shares, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver as soon as practicable to such holder a due bill or other appropriate instrument provided by the Company evidencing such holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

     (j) Company Right to Reduce the Purchase Price. Notwithstanding anything contained in this Warrant Certificate to the contrary, the Company has the right, exercisable in the Company's sole discretion, at any time prior to the Expiration Time, and from time to time, on not less than 30 days' prior written notice (each, a "Reduced Purchase Price Notice"), to reduce the Purchase Price as then in effect; provided that the period in which such reduced Purchase Price shall be in effect shall be for no less than fifteen nor more than 90 days and such period shall be clearly identified in the Reduced Purchase Price Notice.

4. Definition of Common Stock. The Common Stock issuable upon exercise of the Warrants shall be the Common Stock as constituted on January 20, 2000, except as otherwise provided in Section 3.

5. Replacement of Warrant Certificates. If this Warrant Certificate shall be lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may in its discretion reasonably impose, issue a new certificate of like tenor or date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder. Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

6. Registration. This Warrant Certificate, as well as all other warrant certificates representing Warrants shall be numbered and shall be registered in a register (the "Warrant Register") maintained at the Company Offices as they are issued. The Warrant Register shall list the name, address and Social Security or other Federal Identification Number, if any, of all Warrantholders. The Company shall be entitled to treat the Warrantholder as set forth in the Warrant Register as the owner in fact of the Warrants as set forth therein for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person, and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

7. Transfer. NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK, OR ANY OTHER SECURITIES, ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK, OR ANY OTHER SECURITIES, ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A

VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES, OR OTHER SECURITIES, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES, OR OTHER SECURITIES, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

8. Exchange of Warrant Certificates. This Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder thereof to purchase a like aggregate number of Warrant Shares as this Warrant Certificate entitles such Warrantholder to purchase. A Warrantholder desiring to so exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender this Warrant Certificate therewith. Thereupon, the Company shall execute and deliver to the person entitled thereto a new certificate or certificates, as the case may be, as so requested.

9. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered in person, against written receipt therefor, or two days after being sent, by registered or certified mail, postage prepaid, return receipt requested, and, if to the Warrantholder, at such address as is shown on the Warrant Register or as may otherwise may have been furnished to the Company in writing in accordance with this Section 9 by the Warrantholder and, if to the Company, at the Company Offices or such other address as the Company shall give notice thereof to the Warrantholder in accordance with this
Section 9.

10. Registration Rights.

     (a) Defined Terms. As used in this Section 10, terms defined elsewhere herein shall have their assigned meanings and each of the following terms shall have the following meanings (such definitions to be applicable to both the plural and singular of the terms defined):

          (i) Registerable Securities. The term "Registerable Securities" shall mean any of the Warrant Shares or other securities issuable upon exercise of any of the Warrants. For the purposes of this Section 10, securities will cease to be Registerable Securities when (A) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering such Registerable Securities has been declared effective and (1) such Registerable Securities have been disposed of pursuant to such effective registration statement or (2) such registration statement has remained effective for 270 consecutive days, (B) such Registerable Securities are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the
     Securities Act, including, without limitation, Rules 144 and 144A promulgated under the Securities Act or (C) such Registerable Securities have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer.

          (ii) Rightsholders. The term "Rightsholders" shall include the Warrantholder, all successors and assigns of the Warrantholders and all transferees of Registerable Securities where such transfer affirmatively includes the transfer and assignment of the rights of the transferor-Warrantholder under this Agreement with respect to the transferred Registerable Securities and such transferee agrees in writing to assume all of the transferor-Warrantholder's agreements, obligations and liabilities under this Article 10 with respect to the transferred Registerable Securities.

          (iii) Interpretations of Terms. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Section 10 shall refer to this Section 10 as a whole and not to any particular provision of this Section 10, and subsection, paragraph, clause, schedule and exhibit references are to this Section 10 unless otherwise specified.

     (b) Piggy-Back Registration.

          (i) If, at any time on or after the six months after the effective date of a registration statement under the Securities Act with respect to any shares of Common Stock and on or prior to two years from the Expiration Time, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company or any other party of any class of equity security similar to any Registerable Securities (other than a registration statement on Form S-4 or S-8 or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing stockholders or employees of the Company), then the Company, on each such occasion, shall give written notice (each, a "Company Piggy-Back Notice") of such proposed filing to all of the Rightsholders owning Registerable Securities at least fifteen days before the anticipated filing date of such registration statement, and such Company Piggy-Back Notice also shall be required to offer to such Rightsholders the opportunity to register such aggregate number of Registerable Securities as each such Rightsholder may request. Each such Rightsholder shall have the right, exercisable for the five days immediately following the giving of a Company Piggy- Back Notice, to request, by written notice (each, a "Holder Notice") to the Company, the inclusion of all or any portion of the Registerable Securities of such Rightsholders in such registration statement. The Company shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the inclusion of the Registerable Securities which were the subject of all Holder Notices in such underwritten offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding anything to the contrary contained in this Subparagraph 10(b)(i), if the managing underwriter(s) of such underwritten offering or any proposed underwritten offering delivers a written opinion to the Rightsholders of Registerable Securities which were the subject of all Holder Notices that the total amount and kind of securities which they, the Company and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of such Rightsholders and persons other than the Company shall be eliminated or reduced pro rata (based on the amount of securities owned by such Rightsholders and other persons which carry registration rights) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter(s) in the managing underwriter's written opinion.

          (ii) Number of Piggy-Back Registrations; Expenses. The obligations of the Company under this Paragraph 10(b) shall be unlimited with respect to each Rightsholder. Subject to the provisions of Paragraph 10(d) hereof, the Company will pay all Registration Expenses in connection with any registration of Registerable Securities effected pursuant to this Paragraph 10(b), but the Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection therewith.

          (iii) Withdrawal or Suspension of Registration Statement. Notwithstanding anything contained to the contrary in this Paragraph 10(b), the Company shall have the absolute right, whether before or after the giving of a Company Piggy-Back Notice or Holder Notice, to determine not to file a registration statement to which the Rightsholders shall have the right to include their Registerable Securities therein pursuant to this Paragraph 10(b), to withdraw such registration statement or to delay or suspend pursuing the effectiveness of such registration statement. In the event of such a determination after the giving of a Company Piggy-Back Notice, the Company shall give notice of such determination to all Rightsholders and, thereupon, (A) in the case of a determination not to register or to withdraw such registration statement, the Company shall be relieved of its obligation under this Paragraph 10(b) to register any of the Registerable Securities in connection with such registration and (B) in the case of a determination to delay the registration, the Company shall be permitted to delay or suspend the registration of Registerable Securities pursuant to this Paragraph 10(b) for the same period as the delay in the registration of such other securities. No registration effected under this Paragraph 10(b) shall relieve the Company of its obligation to effect any registration upon demand otherwise granted to a Rightsholder under any other agreement with the Company.

     (c) Registration Procedures.

          (i) Obligations of the Company. The Company will, in connection with any registration pursuant to Paragraph 10(b) hereof, as expeditiously as possible:

               (A) prepare and file with the Commission a registration statement under the Securities Act on any appropriate form chosen by the Company, in the Company's sole discretion, which shall be available for the sale of all Registerable Securities in accordance with the intended method(s) of distribution thereof set forth in all applicable Holder Notices, and use the Company's commercially reasonable best efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable but in no event more than 100 days after receipt of such notices or requests; provided, that, at least five business days before filing with the Commission of such registration statement, the Company shall furnish to each Rightsholder whose Registerable Securities are included therein draft copies of such registration statement, including all exhibits thereto and documents incorporated by reference therein, and, upon the reasonable request of any such Rightsholder, shall continue to provide drafts of such registration statement until filed, and, after such filing, the Company shall, as diligently as practicable, provide to each such Rightsholders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), all exhibits thereto and documents incorporated by reference therein and such other documents as such Rightsholder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Rightsholder and included in such registration statement; provided, further, the Company shall modify or amend the registration statement as it relates to such Rightsholder as reasonably requested by such Rightsholder on a timely basis, and shall reasonably consider other changes to the registration statement (but not including any exhibit or document incorporated therein by reference) reasonably requested by such Rightsholder on a timely basis, in light of the requirements of the Securities Act and any other applicable laws and regulations; and provided, further, that the obligation of the Company to effect such registration and/or cause such registration statement to become effective, may be postponed for (1) such period of time when the financial statements of the Company required to be included in such registration statement are not available (due solely to the fact that such financial statements have not been prepared in the regular course of business of the Company) or (2) any other bona fide corporate purpose, but then only for a period not to exceed 90 days;

               (B) prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to nine months; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 promulgated under the Securities Act, during such nine-month period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement during the applicable period in accordance with the intended method(s) of disposition of such Registerable Securities set forth in such registration statement, prospectus or supplement to such prospectus;

               (C) notify the Rightsholders whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, of an underwritten offering of any of the Registerable Securities included in such registration statement, and confirm such advice in writing, (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by subclause (J)(1) of Subparagraph 10(c)(i) hereof cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement or prospectus so that such registration statement, prospectus or document incorporated by reference will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (D) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment and to prevent the entry of such an order;

               (E) use reasonable efforts to register or qualify the Registerable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as any Rightsholder whose Registerable Securities are included in such registration statement reasonably requests in writing and do any and all other acts and things which may be necessary or advisable to enable such Rightsholder to consummate the disposition in such jurisdictions of such Registerable Securities; provided, that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (E), (2) subject itself to taxation in any such jurisdiction or (3) take any action which would subject it to general service of process in any such jurisdiction;

               (F) make  available  for  inspection by each  Rightsholder  whose
          Registerable Securities are included in such registration, any underwriter(s) participating in any disposition pursuant to such registration statement, and any representative, agent or employee of or attorney or accountant retained by any such Rightsholder or underwriter(s) (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility (or establish a due diligence defense), and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided, that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors, unless (1) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (2) the disclosure of such Records is required by any applicable law or regulation or any governmental regulatory body with jurisdiction over such Rightsholder or underwriter; provided, further, that such Rightsholder or underwriter(s) agree that such Rightsholder or underwriter(s) will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

               (G) cooperate with the Rightsholder whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold thereunder, not bearing any restrictive legends, and enable such Registerable Securities to be in such denominations and registered in such names as such Rightsholder or any managing underwriter(s) may reasonably request at least two business days prior to any sale of Registerable Securities;

               (H) comply with all applicable rules and regulations of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months commencing, (1) in an underwritten offering, at the end of any fiscal quarter in which Registerable Securities are sold to underwriter(s), or (2) in a non-underwritten offering, with the first month of the Company's first fiscal quarter beginning after the effective date of such registration statement, which earnings statement in each case shall satisfy the provisions of Section 11(a) of the Securities Act;

               (I) provide a CUSIP number for all Registerable Securities not later than the effective date of the registration statement relating to the first public offering of Registerable Securities of the Company pursuant hereto;

               (J) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions reasonably requested by the Rightsholders holding a majority of the Registerable Securities included in such registration statement or the managing underwriter(s) in order to expedite and facilitate the disposition of such Registerable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (1) make such representations and warranties, if any, to the holders of such Registerable Securities and any underwriter(s) with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriter(s) in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and updates thereof addressed to each such Rightsholder and the underwriter(s), if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Rightsholders and underwriter(s), (3) obtain a "cold comfort" letter and updates thereof from the Company's independent certified public accountants addressed to such Rightsholders and to the underwriter(s), if any, which letters shall be in customary form and cover matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, and (4) deliver such documents and certificates as may be reasonably requested by the Rightsholders holding a majority of such Registerable Securities and managing underwriter(s), if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; each such action required by this clause (J) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

               (K) if requested by the holders of a majority of the Registerable Securities included in such registration statement, use its best efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of such Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which securities similar to the Registered Securities are listed.

          (ii) Obligations of Rightsholders. In connection with any registration of Registerable Securities of a Rightsholder pursuant to Paragraph 10(b) hereof:

               (A) The Company may require that each Rightsholder whose Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing; and

               (B) Each Rightsholder, upon receipt of any notice from the Company of the happening of any event of the kind described in subclauses (2), (3), (5) and (6) of clause 10(c)(i)(C), shall forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder's receipt of the copies of the supplemented or amended prospectus contemplated by subclause (1) of clause 10(c)(i)(C), or until such Rightsholder is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and until such Rightsholder has received copies of any additional or supplemental filings which are incorporated by reference in or to be attached to or included with such prospectus, and, if so directed by the Company, such Rightsholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the possession of such Rightsholder, of the current prospectus covering such Registerable Securities at the time of receipt of such notice; the Company shall have the right to demand that such Rightsholder or other holder verify its agreement to the provisions of this clause (B) in any Holder Notice of the Rightsholder or in a separate document executed by the Rightsholder.

(d) Registration Expenses. All expenses incident to the performance of or compliance with this Agreement by the Company, including, without imitation, all registration and filing fees of the Commission, National Association of Securities Dealers, Inc. and other agencies, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the Registerable Securities on any securities exchange and fees and disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incidental to such performance), Securities Act or other liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of any other person retained by the Company (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the Rightsholders, or the agents who act on their behalf, unless reimbursement is specifically approved by the Company) will be borne by the Company. All such expenses are herein referred to as "Registration Expenses."

(e) Indemnification: Contribution.

          (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Rightsholder, its officers and directors and each person who controls such Rightsholder (within the meaning of the Securities Act), if any, and any agent thereof against all losses, claims, damages, liabilities and expenses incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation (including reasonable attorney's fees and expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such Rightsholder furnished in writing to the Company by such Rightsholder expressly for use therein.

          (ii) Indemnification by Rightsholder. In connection with any registration statement in which a Rightsholder is participating, each such Rightsholder will be required to furnish to the Company in writing such information with respect to such Rightsholder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Rightsholder agrees to the extent it is such a holder of Registerable Securities included in such registration statement, and each other such holder of Registerable Securities included in such Registration Statement will be required to agree, to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) and any agent thereof, against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary, to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such Rightsholder or other holder furnished in writing to the Company expressly for use therein.

          (iii) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Paragraph 10(e) of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (A) hereunder, unless the indemnifying party is actually prejudiced thereby, or (B) otherwise than under this Paragraph 10(e). In case any such action, suit or proceeding shall be brought against any indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and the obligation to pay all expenses relating thereto. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party has agreed to pay such fees and expenses, (B) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses relating thereto or (C) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the indemnified party, which firm shall be designated in writing by the indemnified party).

          (iv)  Contribution.  If  the  indemnification  provided  for  in  this
     Paragraph 10(e) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages. liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in Subparagraph 10(e)(v), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Subparagraph 10(e)(iv) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in clauses (A) and
     (B) of the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (v) Limitation. Anything to the contrary contained in this Paragraph 10(e) or in Paragraph 10(f) notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by such holder in connection with any sale of Registerable Securities as contemplated herein.

     (f) Participation in Underwritten Registration. No Rightsholder may participate in any underwritten registration hereunder unless such Rightsholder
(i) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Regulation M under the Exchange Act and
(ii) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement; provided, that all such documents shall be consistent with the provisions of Paragraph 10(d).

11. Redemption. The Warrants are redeemable by the Company, in whole but not in part, on not less than 30 days' prior written notice (the "Redemption Notice"), at a redemption price (the "Redemption Price") of $.001 per Warrant, at any time on or after the Warrant Commencement Date. The Warrantholders will have full rights to exercise all Warrants subject to the Redemption Notice until 5:00 p.m., Henderson, Nevada time (the "Accelerated Expiration Time"), on the business day immediately preceding the date (the "Redemption Date") fixed for redemption in the Redemption Notice. Notwithstanding anything to the contrary contained in this Agreement, (a) the Company shall have the option, without further compensation to the Warrantholder other than the payment of the Redemption Price per Warrant, to cause any or all of those Warrants (each, a "Non-Exercised Warrant") which were not properly exercised on or before the Accelerated Expiration Time to be assigned to one or more third parties (each, a "Standby Purchaser"), effective immediately following the Accelerated Expiration Time, for the consideration equal to $.001 per Non-Exercised Warrant payable to the Company, and (b) each Standby Purchaser shall have the right to exercise the Non- Exercised Warrants so assigned to such Standby Purchaser through the fourteenth day following the Redemption Date.

12. Automatic Modification of the Terms and Provisions of the Warrants in the Event of a Registered Offering of Securities of the Company. Notwithstanding anything contained in this Warrant Certificate to the contrary, in the event (a "Public Offering") that, at any time on or prior to the Expiration Date, the Company shall sell and issue warrants (each, a "Public Warrant") pursuant to an effective registration statement under the Securities Act, whether such Public Warrants are sold separately, as a unit with other securities of the Company, together with other securities of the Company or otherwise, then and immediately upon such sale and issuance, each Warrant evidenced by this Warrant Certificate shall automatically be converted into a Public Warrant, on an one-for-one (1:1) basis, with the terms and provisions of this Warrant Certificate automatically being amended and modified in their entirety to the terms and conditions governing the Public Warrants. In the event of a Public Offering, this Warrant Certificate shall be surrendered to the Company or such agent(s) as may be appointed by the Company and whose identity is given by notice to Warrantholder. Upon surrender of this Warrant Certificate to the Company or to such agent(s) as may be appointed by the Company, the Warrantholder shall be entitled to a new warrant certificate evidencing the Public Warrants as so converted, amended and modified and this Warrant Certificate as so surrendered shall be canceled. Until so surrendered, this Warrant Certificate will be deemed from and after the Public Offering, for all corporate purposes, to represent solely the right to receive Public Warrants equal to the number of Warrants evidenced by this Warrant Certificate upon surrender of this Warrant Certificate. Notwithstanding anything to the contrary in this Section 12, neither the Company nor any other party shall be liable to Warrantholder or any other party for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

13. Miscellaneous. This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This certificate is deemed to have been delivered in the State of Nevada York and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant Certificate are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

14. Expiration. Unless as hereinafter provided, the right to exercise the Warrants shall expire at the Expiration Time.

Dated:  As of ___________, 200_

                                        Crest View Inc.



                                        By:
                                           -------------------------------------
                                           Johnny R. Thomas, President
ATTEST:



-------------------------------------------
       Elliot Lutzker, Secretary

                                  EXERCISE FORM



                                                     Dated:_______________, ____


TO:  Crest View Inc.

     The undersigned hereby irrevocably elects to exercise the within Warrant, to the extent of purchasing _________________ shares of Common Stock, and hereby makes payment of _____________ in payment of the actual Purchase Price thereof.


                  --------------------------------------------



                     INSTRUCTIONS FOR REGISTRATION OF STOCK

                 Name:
                           _____________________________________________________
                                  (Please type or print in block letters)
             Taxpayer
       Identification
               Number:
                           _____________________________________________________

              Address:
                           _____________________________________________________


                           _____________________________________________________


                  --------------------------------------------



            Signature:
                           _____________________________________________________
                            (Signature must conform in all respects to the name
                           of the Warrantholder as set forth on the face of this
                                          Warrant Certificate.)


                                    A-EF - 1

                                 ASSIGNMENT FORM


                     FOR VALUE RECEIVED, _______________________________________
                                        (Please type or print in block letters)
hereby sells, assigns and transfers unto:

                 Name:
                           _____________________________________________________
                                  (Please type or print in block letters)
             Taxpayer
       Identification
               Number:
                           _____________________________________________________

              Address:
                           _____________________________________________________


                           _____________________________________________________


this  Warrant   Certificate  and  the  Warrants   represented  by  this  Warrant
Certificate to the extent of ________________ Warrants and does hereby irrevocably constitute and appoint ___________________________ Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises.

               Dated:
                      ____________



            Signature:
                           _____________________________________________________
                            (Signature must conform in all respects to the name
                           of the Warrantholder as set forth on the face of this
                                          Warrant Certificate.)



                                    A-AF - 1

                                  EXERCISE FORM



                                                     Dated:_______________, ____


TO:  Crest View Inc.

     The undersigned hereby irrevocably elects to exercise the within Warrant, to the extent of purchasing _________________ shares of Common Stock and _______ Underlying Warrants, and hereby makes payment of _____________ in payment of the actual Purchase Price thereof.


                  --------------------------------------------



                     INSTRUCTIONS FOR REGISTRATION OF STOCK

                 Name:
                           _____________________________________________________
                                  (Please type or print in block letters)
             Taxpayer
       Identification
               Number:
                           _____________________________________________________

              Address:
                           _____________________________________________________


                           _____________________________________________________


                  --------------------------------------------



            Signature:
                           _____________________________________________________
                            (Signature must conform in all respects to the name
                           of the Warrantholder as set forth on the face of this
                                          Warrant Certificate.)

                                 ASSIGNMENT FORM


                     FOR VALUE RECEIVED, _______________________________________
                                         (Please type or print in block letters)
hereby sells, assigns and transfers unto:

                 Name:
                           _____________________________________________________
                                  (Please type or print in block letters)
             Taxpayer
       Identification
               Number:
                           _____________________________________________________

              Address:
                           _____________________________________________________


                           _____________________________________________________


this  Warrant   Certificate  and  the  Warrants   represented  by  this  Warrant
Certificate to the extent of ________________ Warrants and does hereby irrevocably constitute and appoint ___________________________ Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises.

               Dated:
                      ____________



            Signature:
                           _____________________________________________________
                            (Signature must conform in all respects to the name
                           of the Warrantholder as set forth on the face of this
                                          Warrant Certificate.)



                                     AF - 1